Listing Report:Supplement No. 53 dated Jun 07, 2012 to Prospectus dated Apr 30, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Apr 30, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Apr 30, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 578646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1986	Debt/Income ratio:	26%
Credit score:	720-739 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 8	Length of status:	15y 10m
Amount delinquent:	$0	Total credit lines:	71	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$63,894	Stated income:	$100,000+
Delinquencies in last 7y:	7	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	stable-credit989	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to add update to 4th bathroom

My financial situation:

Monthly net income:
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 591940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	6.50%
Term:	36 months

Lender yield:	18.02%	Borrower rate/APR:	19.02% / 22.74%	Monthly payment:	$110.00

Lender servicing fee:	1.00%	Effective Yield*:	17.60%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1996	Debt/Income ratio:	21%
Credit score:	660-679 (May-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,150	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	dbashaggy	Borrower's state:	Indiana	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	43 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	660-679 (Mar-2011) 640-659 (Oct-2009) 620-639 (Aug-2007)
Principal balance:	$0.44	31+ days late:	0 ( 0% )
Total payments billed:	43
Description
Money for online business.
Purpose of loan:
This loan will be used to...continued investment in materials for my onlne business.

My financial situation:
I am a good candidate for this loan because..I have already paid back two Prosper loans, and my monthly income is growing.

Monthly net income: $ 4000
Monthly expenses: $ 2500
Housing: $ 0
Insurance: $ 200
Car expenses: $ 100
Utilities: $ 200
Phone, cable, internet: $ 200
Food, entertainment: $ 500
Clothing, household expenses: $ 100
Credit cards and other loans: $ 100
Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 594430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	4.20%
Term:	60 months

Lender yield:	17.30%	Borrower rate/APR:	18.30% / 20.71%	Monthly payment:	$89.45

Lender servicing fee:	1.00%	Effective Yield*:	17.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1992	Debt/Income ratio:	23%
Credit score:	680-699 (May-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	25 / 18	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	61	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$51,380	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	respectful-trade7	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	720-739 (Oct-2011)
Principal balance:	$3,526.72	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Payoff Old Prosper Loan Refinance
Purpose of loan:
This loan will be used to...
I want to payoff my old Prosper Loan and get a better rate.

My financial situation:
I am a good candidate for this loan because...
I am working hard to get rid of debt and getting a lower rate will help.

Monthly net income: $106,000.00
Monthly expenses: $1800.00
Housing: $ 900.00
Insurance: $65.00
Car expenses: $ 350.00
Utilities: $100.99
Phone, cable, internet: $66.00
Food, entertainment: $25.00
Clothing, household expenses: $100.00
Credit cards and other loans: $ 400.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 595228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$11,000	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$322.16

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-2000	Debt/Income ratio:	12%
Credit score:	660-679 (Jun-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,331	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	kind-nickel-smasher	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 595568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	4.20%
Term:	36 months

Lender yield:	13.69%	Borrower rate/APR:	14.69% / 18.32%	Monthly payment:	$517.71

Lender servicing fee:	1.00%	Effective Yield*:	13.46%
		Estimated return*:	9.26%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-2006	Debt/Income ratio:	29%
Credit score:	700-719 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	9y 3m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,042	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	Yes
Screen name:	Mozey	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 96% )	700-719 (Latest)
Principal borrowed:	$23,500.00	< 31 days late:	2 ( 4% )	660-679 (Oct-2010) 760-779 (Jun-2007) 660-679 (Apr-2007)
Principal balance:	$4,699.25	31+ days late:	0 ( 0% )
Total payments billed:	53
Description
Third loan Home Improvement
Hello and thank you to everyone who bid on my first two loans, my basement is awesome!

This loan will go to finalize my house. I live a fairly simple life spend a lot of time at home, so it means a lot to me. My driveway needs to be redone, will be redoing the walkway to my house, the stairs/deck that leads to the front door, as well as my kitchen. I have money saved in case the work goes over budget, however i prefer to keep as much cash on hand for a rainy day.

My income comes in the form of tax free annuity guaranteed by Metlife, this was verified by Prosper. I receive a net income of $6100 a month, this rate increases every year by 4% for life, this annuity cannot be borrowed against or sold.

Budget:
1900 Mortgage
340 Prosper loan Ends nov 2013
900 Food/expenses
110 Direct TV
150 Internet/cell phone
125 Utilities (average)
700 car (w/ insurance car payment ends Dec. 2012)
-------------
$6101 income
-4225+ budget

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 596038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,600.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,520	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	28.58%	Borrower rate/APR:	29.58% / 33.55%	Monthly payment:	$152.00

Lender servicing fee:	1.00%	Effective Yield*:	27.27%
		Estimated return*:	12.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-2003	Debt/Income ratio:	18%
Credit score:	660-679 (May-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 1	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	52	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	benjamins-solstice	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 596294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,112.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,978.40	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	8.64%	Borrower rate/APR:	9.64% / 12.43%	Monthly payment:	$228.28

Lender servicing fee:	1.00%	Effective Yield*:	8.62%
		Estimated return*:	6.62%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1995	Debt/Income ratio:	14%
Credit score:	700-719 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	9y 9m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,096	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	21%
		Homeownership:	Yes
Screen name:	red-pound-chemistry	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	700-719 (Latest)
Principal borrowed:	$8,500.00	< 31 days late:	0 ( 0% )	760-779 (Oct-2011)
Principal balance:	$7,111.58	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Payoff existing Prosper loan
Purpose of loan: To payoff existing Prosper loan with better interest rate.
This loan will be used to... Payoff existing Prosper loan

My financial situation: Very good, Make apx. $65,000/yr. Monthly bills total apx. $1600/mo. Disposable income well over $1000/mo.
I am a good candidate for this loan because... I have made every Prosper loan payment on time on my existing loan with the automatic monthly payment plan. I will continue doing the same until the loan is completely paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 596774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,050	Estimated loss*:	4.20%
Term:	60 months

Lender yield:	17.30%	Borrower rate/APR:	18.30% / 20.71%	Monthly payment:	$293.90

Lender servicing fee:	1.00%	Effective Yield*:	17.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1999	Debt/Income ratio:	20%
Credit score:	660-679 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	12y 5m
Amount delinquent:	$0	Total credit lines:	56	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,679	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	pumpkin96	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-679 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	700-719 (May-2011)
Principal balance:	$13,197.51	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Debt consolidation
Purpose of loan: Medical/Dental bills
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1994	Debt/Income ratio:	26%
Credit score:	660-679 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,486	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	No
Screen name:	kind-peaceful-peace	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buffer
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	4.20%
Term:	36 months

Lender yield:	13.69%	Borrower rate/APR:	14.69% / 18.32%	Monthly payment:	$345.14

Lender servicing fee:	1.00%	Effective Yield*:	13.46%
		Estimated return*:	9.26%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1999	Debt/Income ratio:	12%
Credit score:	660-679 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 5	Length of status:	5y 5m
Amount delinquent:	$93	Total credit lines:	34	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,948	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	FrenchKitty1111	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	700-719 (Jun-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Pay off the last credit balances
This loan will be used to pay off the last of my credit cards.

My financial situation is stable. I have a great expenses to income ratio, have been building up savings and paying off debts. I am also steadily and gainfully employed.

Monthly net income: $6,700
Housing: $1,300
Insurance: N/A
Car expenses: $700
Utilities: $100
Phone, cable, internet: $200
Food, entertainment: $600
Clothing, household expenses: $150
Credit cards and other loans: $400 (all would be consolidated with this loan)
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597028
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$16,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$11,550	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	8.64%	Borrower rate/APR:	9.64% / 12.43%	Monthly payment:	$529.62

Lender servicing fee:	1.00%	Effective Yield*:	8.62%
		Estimated return*:	6.62%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-2002	Debt/Income ratio:	30%
Credit score:	680-699 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 9	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$219,609	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	Smarthomerefi	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-699 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	700-719 (Aug-2011)
Principal balance:	$8,196.85	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Refi Prosper Loan - Home Addition
Purpose of loan:
Refi an existing Prosper Loan that has a 26% APR and ~8K balance outstanding. The balance of the loan proceeds will go towards the addition of a half bathroom at my house which will increase either its rental value or sales value.

My financial situation:
After paying off my existing Prosper loan that has a monthly payment of $408 I will have a new Prosper Loan of about $525 so in all essence only about $100 more per month this will cost me.

I recently took a promotion with a new company thus my short time at the current position but have been employed continuously since leaving college 9 years ago.

Lastly my high revolving credit balance is because of a home equity loan reporting as revolving (was used to purchase current home). Outside of that my revolving balance and utilization is more rationale.

Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	3.30%
Term:	60 months

Lender yield:	14.51%	Borrower rate/APR:	15.51% / 17.85%	Monthly payment:	$312.76

Lender servicing fee:	1.00%	Effective Yield*:	14.45%
		Estimated return*:	11.15%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1984	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	28y 5m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,149	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	greenback-igniter0	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting New Business
My financial situation:
I am a good candidate for this loan because I have a great credit score and great credentials.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$86.85

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-2007	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	1	Current / open credit lines:	2 / 2	Length of status:	0y 2m
Amount delinquent:	$201	Total credit lines:	3	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$150
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	credit-defender760	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Emergency Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.60%
Term:	12 months

Lender yield:	22.43%	Borrower rate/APR:	23.43% / 31.37%	Monthly payment:	$188.57

Lender servicing fee:	1.00%	Effective Yield*:	21.42%
		Estimated return*:	6.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2006	Debt/Income ratio:	7%
Credit score:	640-659 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,371	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	dedication-huckleberry8	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Apartment deposit
Purpose of loan:
Pay for the first/last months rent and security deposit for an apartment.

My financial situation:
I make a good yearly salary.

Monthly net income: $2800
Monthly expenses: $
Housing: $843/mo
Insurance: $70/mo
Car expenses: $
Utilities: $50/mo
Phone, cable, internet: $40/mo
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	28.58%	Borrower rate/APR:	29.58% / 33.55%	Monthly payment:	$147.78

Lender servicing fee:	1.00%	Effective Yield*:	27.27%
		Estimated return*:	12.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1994	Debt/Income ratio:	20%
Credit score:	640-659 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	73	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,483	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	19	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	magnate67	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2800.00
Monthly expenses: $
Housing: $1075.00
Insurance: $69.00
Car expenses: $280.00
Utilities: $0 included in rent
Phone, cable, internet: $155.00
Food, entertainment: $300.00
Clothing, household expenses: $100.00
Credit cards and other loans: $300.00
Other expenses: $
none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	4.20%
Term:	36 months

Lender yield:	13.69%	Borrower rate/APR:	14.69% / 18.32%	Monthly payment:	$120.80

Lender servicing fee:	1.00%	Effective Yield*:	13.46%
		Estimated return*:	9.26%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1999	Debt/Income ratio:	23%
Credit score:	780-799 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$182	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	gbrbob	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	780-799 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	760-779 (Oct-2011) 800-819 (Jan-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
debt
Purpose of loan:
This loan will be used to...payoff debt

My financial situation:
I am a good candidate for this loan because...i pay all my bills on time

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	4.10%
Term:	12 months

Lender yield:	9.10%	Borrower rate/APR:	10.10% / 15.80%	Monthly payment:	$263.89

Lender servicing fee:	1.00%	Effective Yield*:	8.96%
		Estimated return*:	4.86%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2002	Debt/Income ratio:	14%
Credit score:	640-659 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,738	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	GreenMiss2007	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	20 ( 100% )	640-659 (Latest)
Principal borrowed:	$9,500.00	< 31 days late:	0 ( 0% )	640-659 (Jun-2011) 680-699 (Aug-2010) 640-659 (Aug-2009)
Principal balance:	$5,437.71	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
Refinance/ Pay Off Prosper Loan
Purpose of loan:
This loan will be used to...
Apply toward other higher interest Prosper Loan, with final goal of aggressively paying off other loan in 3-6 months.

My financial situation:
I am a good candidate for this loan because...
I have a stable, secure accounting position, with good history of bonus & salary increases.

Monthly net income: $3,200
Monthly expenses: $2,500
Housing: $1,200
Insurance: $0
Car expenses: $0 (Public transit deducted directly from gross income)
Utilities: $40 (Electricity only)
Phone, cable, internet: $0 (Phone is provided by workplace, no cable, internet services through phone tethering)
Food, entertainment: $600
Clothing, household expenses: $150
Credit cards and other loans: $257(Prosper Loan - Goal to remove in 3 to 6 months)+154
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,700	Estimated loss*:	11.90%
Term:	60 months

Lender yield:	27.70%	Borrower rate/APR:	28.70% / 31.38%	Monthly payment:	$347.15

Lender servicing fee:	1.00%	Effective Yield*:	27.01%
		Estimated return*:	15.11%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1982	Debt/Income ratio:	31%
Credit score:	700-719 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 8	Length of status:	3y 6m
Amount delinquent:	$185	Total credit lines:	27	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,828	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	21%
		Homeownership:	Yes
Screen name:	payment-architect4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Debts, and Taxes
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$227.53

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1995	Debt/Income ratio:	15%
Credit score:	660-679 (Jun-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	16y 0m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,348	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	No
Screen name:	creative-duty1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consuladate bills
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
hard working indiviual and taking care of my family is important

Monthly net income: $2400
Monthly expenses: $1500
Housing: $560
Insurance: $104
Car expenses: $0
Utilities: $0
Phone, cable, internet: $150
Food, entertainment: $250
Clothing, household expenses: $300
Credit cards and other loans: $250
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 28.85%	Monthly payment:	$357.79

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	10y 5m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$115,536	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	power-curriculum0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FUNDS FOR BUSINESS IMPROVEMENTS
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4300
Monthly expenses: $1500
Housing: $1300
Insurance: $350
Car expenses: $
Utilities: $
Phone, cable, internet: $900
Food, entertainment: $600
Clothing, household expenses: $350
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1998	Debt/Income ratio:	14%
Credit score:	680-699 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	24y 2m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	industrious-transparency0	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$108.57

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1988	Debt/Income ratio:	22%
Credit score:	700-719 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	15y 7m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,602	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	blue-restless-wampum7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
funds for consolidating
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $22,000
Monthly expenses: $600.
Housing: $0
Insurance: $117.
Car expenses: $179.
Utilities: $100.
Phone, cable, internet: $0
Food, entertainment: $100.
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	16.68%	Borrower rate/APR:	17.68% / 21.37%	Monthly payment:	$215.95

Lender servicing fee:	1.00%	Effective Yield*:	16.39%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1997	Debt/Income ratio:	7%
Credit score:	680-699 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,426	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	SBA-Guru	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to consolidate the balances on 2 credit cards, which I will then close out. The 2 cards are currently at 29.9%. This loan, even though it's at 18%, will shorten my payoff period by 2 years, and will save me about $3,000 in interest expense.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	3.30%
Term:	36 months

Lender yield:	11.70%	Borrower rate/APR:	12.70% / 15.54%	Monthly payment:	$201.30

Lender servicing fee:	1.00%	Effective Yield*:	11.66%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1989	Debt/Income ratio:	15%
Credit score:	800-819 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 20	Length of status:	27y 4m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	income-triumph8	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical professional loan
Purpose of loan:
This loan will be used to pay off debt from moving and repair expenses

My financial situation:
I am a good candidate for this loan because I have excellent credit and have worked in my position for over 25 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$379.22

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1974	Debt/Income ratio:	17%
Credit score:	720-739 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	63	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$972	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	45	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	immaculate-velocity294	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
40 Ft Goosenect Trailer for Busines
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 28.85%	Monthly payment:	$79.51

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1993	Debt/Income ratio:	27%
Credit score:	700-719 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	16y 10m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,147	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	cozy-affluence284	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Venus Treatment
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	2.00%
Term:	12 months

Lender yield:	5.28%	Borrower rate/APR:	6.28% / 9.99%	Monthly payment:	$1,034.34

Lender servicing fee:	1.00%	Effective Yield*:	5.28%
		Estimated return*:	3.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-2004	Debt/Income ratio:	28%
Credit score:	720-739 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,295	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	epponomics101	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	62 ( 100% )	720-739 (Latest)
Principal borrowed:	$30,500.00	< 31 days late:	0 ( 0% )	740-759 (Apr-2011) 720-739 (Jul-2009) 700-719 (Jun-2008)
Principal balance:	$12,828.90	31+ days late:	0 ( 0% )
Total payments billed:	62
Description
Investment Loan
Purpose of loan:
This loan will be used as an advance on a bonus due to be paid in a two months. I expect to pay this loan of before the year is up. I will use the proceeds to invest in the financial markets.

My financial situation:
I am a good candidate for this loan because...I have good credit and have a great history of repaying loans, and I have the means to do so.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582775
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$19,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$13,300	Estimated loss*:	3.30%
Term:	60 months

Lender yield:	14.51%	Borrower rate/APR:	15.51% / 17.85%	Monthly payment:	$457.11

Lender servicing fee:	1.00%	Effective Yield*:	14.45%
		Estimated return*:	11.15%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1986	Debt/Income ratio:	44%
Credit score:	800-819 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,852	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	exact-bazaar829	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because...my credit scores are over 780.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$175.72

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-2000	Debt/Income ratio:	24%
Credit score:	680-699 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 4	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$414	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	11%
		Homeownership:	No
Screen name:	focused-basis954	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dental/Medical
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 585925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.90%
Term:	60 months

Lender yield:	32.04%	Borrower rate/APR:	33.04% / 35.84%	Monthly payment:	$136.98

Lender servicing fee:	1.00%	Effective Yield*:	30.57%
		Estimated return*:	15.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1990	Debt/Income ratio:	57%
Credit score:	620-639 (Jun-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 20	Length of status:	23y 8m
Amount delinquent:	$0	Total credit lines:	63	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,897	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	multiplier427	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	680-699 (Jul-2011)
Principal balance:	$3,646.62	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
pay off credit cards
Purpose of loan: pay off 5 smaller cc
This loan will be used to...

My financial situation:
I am a good candidate for this loan because... I always pay my bills

Monthly net income: $ 4200
Monthly expenses: $ 3000.
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 595003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	14.70%
Term:	60 months

Lender yield:	32.04%	Borrower rate/APR:	33.04% / 35.84%	Monthly payment:	$119.86

Lender servicing fee:	1.00%	Effective Yield*:	30.57%
		Estimated return*:	15.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2003	Debt/Income ratio:	7%
Credit score:	640-659 (Jun-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	0y 9m
Amount delinquent:	$370	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$278	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	responsibility-communicator1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help funding my wedding
Purpose of loan:
This loan will be used to help fund my wedding i am saving for.

My financial situation:
I am a good candidate for this loan because i am very stable at my career and responsible with my monthly expenses.

Monthly net income: $2800
Monthly expenses: $1265
House rent: $300
Insurance: $45
Car expenses: $0
Utilities: $150
Phone, cable, internet: $120
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $250
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 596821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$568.83

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1994	Debt/Income ratio:	61%
Credit score:	800-819 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	9y 0m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,673	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	joyous-fairness067	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baby
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 596907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$86.85

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1969	Debt/Income ratio:	61%
Credit score:	700-719 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	19 / 19	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$51,845	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	principal-conservationist5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds-short term relief
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 596957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$146.43

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1995	Debt/Income ratio:	12%
Credit score:	680-699 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	5 / 4	Length of status:	6y 8m
Amount delinquent:	$6,868	Total credit lines:	16	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$300	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	return-shrine6	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting new business
Purpose of loan: Business
This loan will be used to...Help fund the business until I get reimbursed by the State or VA

My financial situation: I am in good financial standing I just need a little cash flow
I am a good candidate for this loan because...My wife has been in the business we are opening for 10+years and has everything ready, just need some cash to put in the back account for when we have our state survey.

Monthly net income: $3000
Monthly expenses: $2000
Housing: $1050
Insurance: $80
Car expenses: $200 fuel bill
Utilities: $100
Phone, cable, internet: $50
Food, entertainment: $150
Clothing, household expenses: $50
Credit cards and other loans: $50
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 596963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	28.99%	Borrower rate/APR:	29.99% / 33.97%	Monthly payment:	$169.78

Lender servicing fee:	1.00%	Effective Yield*:	27.66%
		Estimated return*:	12.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-1994	Debt/Income ratio:	44%
Credit score:	700-719 (Jun-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 21	Length of status:	12y 4m
Amount delinquent:	$0	Total credit lines:	68	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,432	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	spiritual-income5	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	740-759 (Oct-2011)
Principal balance:	$2,613.49	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
offshore
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 596973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$568.83

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1993	Debt/Income ratio:	25%
Credit score:	640-659 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	7y 3m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,321	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	No
Screen name:	treasure-elm3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debtconsolidation
Purpose of loan:
This loan will be used to...pay off credit cards.

My financial situation:
I am a good candidate for this loan because...I pay my bills on time.

Monthly net income: $ 9000
Monthly expenses: $ 4600
Housing: $ 900
Insurance: $ 75
Car expenses: $ 980
Utilities: $ 120
Phone, cable, internet: $ 200
Food, entertainment: $ 300
Clothing, household expenses: $ 500
Credit cards and other loans: $ 1500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 596991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$134.85

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-2002	Debt/Income ratio:	17%
Credit score:	640-659 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,414	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	organic-generosity1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reduce high monthly payments
Purpose of loan:
This loan will be used to consolidate high interest credit cards to reduce the total monthly payments by $105.00

My financial situation:
I am a good candidate for this loan because I have a secure position within a well established organization and I am very serious about making my monthly payments on time. I have paid all of the credit cards on time; I am looking to reduce the monthly payments so I can apply additional funds towards savings and my mortgage.

Monthly net income: $3,268
Monthly expenses: $2,636
Housing: $1,150
Insurance: $83.00
Car expenses: $183.00
Utilities: $150.00
Phone, cable, internet: $30.00
Food, entertainment: $600
Clothing, household expenses: $100
Credit cards and other loans: $240
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$108.57

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-2002	Debt/Income ratio:	22%
Credit score:	700-719 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	13y 9m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$238	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	kindness-grid6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household bills
Purpose of loan:
This loan will be used to... due to my husbands passing to pay household bills

My financial situation:
I am a good candidate for this loan because...I draw SSA and have a stable income

Monthly net income: $1089.00
Monthly expenses: $652.00
Housing: $104.00
Insurance: $60.00
Car expenses: $50.00
Utilities: $108.00
Phone, cable, internet: $120.00
Food, entertainment: $0.00
Clothing, household expenses: $100.00
Credit cards and other loans: $110.00
Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	5.65%
Term:	12 months

Lender yield:	11.24%	Borrower rate/APR:	12.24% / 17.97%	Monthly payment:	$177.92

Lender servicing fee:	1.00%	Effective Yield*:	11.06%
		Estimated return*:	5.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1996	Debt/Income ratio:	7%
Credit score:	660-679 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$555	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Bankcard utilization:	10%
		Homeownership:	No
Screen name:	sensible-payment4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvment
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$25,000	Estimated loss*:	3.30%
Term:	60 months

Lender yield:	14.51%	Borrower rate/APR:	15.51% / 17.85%	Monthly payment:	$601.46

Lender servicing fee:	1.00%	Effective Yield*:	14.45%
		Estimated return*:	11.15%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-1998	Debt/Income ratio:	10%
Credit score:	760-779 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	16y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,648	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	unassailable-return187	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
purchasing existing business
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	5.65%
Term:	12 months

Lender yield:	11.24%	Borrower rate/APR:	12.24% / 17.97%	Monthly payment:	$177.92

Lender servicing fee:	1.00%	Effective Yield*:	11.06%
		Estimated return*:	5.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1997	Debt/Income ratio:	20%
Credit score:	640-659 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	2	Current / open credit lines:	5 / 5	Length of status:	5y 0m
Amount delinquent:	$702	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,274	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	affluence-cooker	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
out of town funeral.
Purpose of loan:
This loan will be used to...expenses for out of town funeral

My financial situation: 5th3rd
I am a good candidate for this loan because...I pay back what I borrow.

Monthly net income: $2999.00
Monthly expenses: $2300.00
Housing: $590.00
Insurance: $121.00
Car expenses: $ 0
Utilities: $40.00
Phone, cable, internet: $136.00
Food, entertainment: $ ???
Clothing, household expenses: $ ???
Credit cards and other loans: $ 350.00
Other expenses: $
???
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597041
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1998	Debt/Income ratio:	40%
Credit score:	740-759 (Jun-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 16	Length of status:	18y 1m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,531	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	Yes
Screen name:	note-comforter	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to..relieve some debt.

My financial situation: not very good at this time
I am a good candidate for this loan because...i a good at repaying my debts best i can and i have been employed for so long

Monthly net income: $200
Monthly expenses: $
Housing: $524
Insurance: $100
Car expenses: $
Utilities: $70
Phone, cable, internet: $180
Food, entertainment: $200/food
Clothing, household expenses: $
Credit cards and other loans: $600
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1993	Debt/Income ratio:	92%
Credit score:	680-699 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,363	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	best-understanding-dime	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card debt
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,000	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	28.99%	Borrower rate/APR:	29.99% / 33.97%	Monthly payment:	$127.34

Lender servicing fee:	1.00%	Effective Yield*:	27.66%
		Estimated return*:	12.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-2004	Debt/Income ratio:	32%
Credit score:	620-639 (Jun-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	8y 7m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,754	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	papin	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 4	On-time:	55 ( 100% )	620-639 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	600-619 (Jun-2011) 640-659 (Sep-2010) 640-659 (Dec-2009) 640-659 (Sep-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	55
Description
to buy some home fournitures
Purpose of loan:
This loan will be used to... buy some home fournitures

My financial situation:
I am a good candidate for this loan because have nice record paying my bills

Monthly net income: $3000
Monthly expenses: $600
Housing: $911
Insurance: $65
Car expenses: $300
Utilities: $200
Phone, cable, internet: $86
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	1.00%
Term:	36 months

Lender yield:	6.49%	Borrower rate/APR:	7.49% / 8.83%	Monthly payment:	$171.06

Lender servicing fee:	1.00%	Effective Yield*:	6.49%
		Estimated return*:	5.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1984	Debt/Income ratio:	4%
Credit score:	820-839 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	20y 7m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,821	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	magnetic-marketplace1	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bad Things Come in Threes
Purpose of loan: Heating/Air Conditioner died, dishwasher died, oven almost died

This loan will be used to... pay off new dishwasher, oven repair, and buy new HVAC (which requires new ductwork)

My financial situation: Employed full-time, same employer for over 20 years. Mortgage paid off. No car payments.

I am a good candidate for this loan because... We have consistently paid off all bills on time for the past decade or more. We could have handled the two smaller problems, but the HVAC is going to cost over $7000 to replace.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$404.54

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-2003	Debt/Income ratio:	25%
Credit score:	720-739 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	9y 5m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,030	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	No
Screen name:	best-enchanted-contract	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan: consolidate date into one monthly payment
This loan will be used to... Pay off credit cards

My financial situation: Good, Earns $55k per year, will be earning $65k per year by end on 2012.
I am a good candidate for this loan because... I'm currently responsible for a multi million dollar garage facility in ny. Each year this garage is visited by 1.5 million shoppers and I'm also responsible for 34 employees.
We live to work, sometimes due to taxes most people especially imagrants can never get a leg up. My job is very stable, and my credit score proves that financially I can handle money well even thought it is limited.

Monthly net income: $2800
Monthly expenses: $100
Housing: $1200
Insurance: $800/ 6 months
Car expenses: $500
Utilities: $122
Phone, cable, internet: $250
Food, entertainment: $200
Clothing, household expenses: $300/ per year. I don't shop much.
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.90%
Term:	60 months

Lender yield:	27.70%	Borrower rate/APR:	28.70% / 31.38%	Monthly payment:	$473.39

Lender servicing fee:	1.00%	Effective Yield*:	27.01%
		Estimated return*:	15.11%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1991	Debt/Income ratio:	44%
Credit score:	740-759 (May-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	2	Current / open credit lines:	5 / 7	Length of status:	20y 2m
Amount delinquent:	$1,184	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,204	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	fantastic-compassion390	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	1.00%
Term:	36 months

Lender yield:	6.49%	Borrower rate/APR:	7.49% / 8.83%	Monthly payment:	$155.51

Lender servicing fee:	1.00%	Effective Yield*:	6.49%
		Estimated return*:	5.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-1977	Debt/Income ratio:	6%
Credit score:	800-819 (Jun-2012)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	8y 11m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,546	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	ecstatic-coin6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
house building
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	9.90%
Term:	36 months

Lender yield:	21.87%	Borrower rate/APR:	22.87% / 26.68%	Monthly payment:	$270.49

Lender servicing fee:	1.00%	Effective Yield*:	21.34%
		Estimated return*:	11.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1995	Debt/Income ratio:	41%
Credit score:	640-659 (Jun-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	21y 0m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,296	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	gain-burst	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	660-679 (Aug-2011)
Principal balance:	$5,816.39	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Daughter's home needs improvement
Purpose of loan: Help my daughter and 5 grandchildren with home that needs improvement for failing plumbing, roof and gutters

This loan will be used to...help my daughter and grandchildren get out of a desperate situation

My financial situation: fine
I am a good candidate for this loan because...I always have paid back my loans, and you will make good money on this loan.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.